                                                                               .
                                                                               .
                                                                               .

                      PROSPECTUS SUPPLEMENT -- MAY 1, 2010*

PROSPECTUS                                                                           PROSPECTUS DATE         FORM #
RiverSource Cash Management Fund -- Class Z shares                                    April 1, 2010     S-6548-99 A


On May 1, 2010, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC, the Fund's investment manager, announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction).

In connection with the Columbia Transaction, effective May 1, 2010, the Fund's investment manager, principal underwriter and transfer agent will change their names to reflect the new, combined business:

------------------------------------------------------------------------------------------------------------
NEW COMPANY NAME                     FORMER NAME/SERVICE PROVIDER         SERVICES
------------------------------------------------------------------------------------------------------------
Columbia Management Investment       RiverSource Investments, LLC         Investment Management Services
Advisers, LLC
------------------------------------------------------------------------------------------------------------
Columbia Management Investment       RiverSource Fund Distributors,       Distribution Services
Distributors, Inc.                   Inc.
------------------------------------------------------------------------------------------------------------
Columbia Management Investment       RiverSource Service Corporation      Transfer Agent Services
Services Corp.
------------------------------------------------------------------------------------------------------------


In connection with the Columbia Transaction, the Columbia-branded funds (which does not include the Columbia money market funds) are part of a family of funds that includes the RiverSource, Seligman and Threadneedle funds (collectively, the Fund Family). Currently, the Columbia-branded funds do not share the same policies and procedures as the other funds in the Fund Family and, except as described below, may not be exchanged for shares of RiverSource, Seligman or Threadneedle funds.

Effective May 1, 2010, Class Z shares of Columbia-branded funds (each a Columbia
Fund) may be exchanged for the same share class (Class Z) of RiverSource Cash Management Fund (the Fund). Until further notice, an exchange into the Fund from a Columbia Fund may not then be exchanged into another RiverSource, Seligman or Threadneedle fund. Columbia Fund shareholders may only exchange back from the Fund into the same share class of a Columbia Fund.

--------------------------------------------------------------------------------
S-6548-1 A (5/10)

*Valid until next prospectus update.

Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
CASH MANAGEMENT FUND

PROSPECTUS APRIL 1, 2010

RIVERSOURCE CASH MANAGEMENT FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH MAXIMUM CURRENT INCOME CONSISTENT
WITH LIQUIDITY AND STABILITY OF PRINCIPAL.

CLASS            TICKER SYMBOL
-----            -------------
Class Z          --



As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
Investment Objective.............................................    3p
Fees and Expenses of the Fund....................................    3p
Principal Investment Strategies of the Fund......................    4p
Principal Risks of Investing in the Fund.........................    4p
Past Performance.................................................    5p
Fund Management..................................................    5p
Buying and Selling Shares........................................    6p
Tax Information..................................................    6p
Financial Intermediary Compensation..............................    6p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................    7p
Principal Investment Strategies of the Fund......................    7p
Principal Risks of Investing in the Fund.........................    8p
More about Annual Fund Operating Expenses........................    9p
Other Investment Strategies and Risks............................    9p
Fund Management and Compensation.................................   10p
BUYING AND SELLING SHARES........................................   S.1
  Description of Class Z Shares..................................   S.1
  Opening an Account.............................................   S.2
EXCHANGING OR SELLING SHARES.....................................   S.4
  Exchanges......................................................   S.7
  Selling Shares.................................................   S.8
PRICING AND VALUING OF FUND SHARES...............................   S.8
DISTRIBUTIONS AND TAXES..........................................   S.8
GENERAL INFORMATION..............................................  S.10




--------------------------------------------------------------------------------
2P  RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

RiverSource Cash Management Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                     None
Maximum deferred sales charge (load) imposed on
redemptions (as a percentage of offering price at
the time of purchase, or current net asset value,
whichever is less)                                      None


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)


                                                      CLASS Z
Management fees                                         0.29%
Distribution and/or service (12b-1) fees                0.00%
Other expenses(a)                                       0.28%
Total annual fund operating expenses                    0.57%
Less: Fee waiver/expense reimbursement(b)             (0.02%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                         0.55%


(a) Other expenses are based on estimated amounts for the current fiscal year.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 1, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.55% for Class Z shares.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class Z                              $56      $181      $317      $715




--------------------------------------------------------------------------------
                 RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS  3P

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other money market funds.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk.

INDUSTRY CONCENTRATION RISK. Investments that are concentrated in a particular industry will make the Fund's portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

INTEREST RATE RISK. A rise in the overall level of interest rates may result in the decline in the prices of fixed income securities held by the Fund. Falling interest rates may result in a decline in the Fund's income and yield.

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.


--------------------------------------------------------------------------------
4P  RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing the variability of performance. Class A share information is shown in the bar chart and table because Class Z shares are new as of the date of this prospectus and therefore performance information is not available. How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Updated performance information, including current 7-day yield, is available by calling, without charge, (800) 345-6611.


                          CLASS A* ANNUAL TOTAL RETURNS
                                   (BAR CHART)



         +6.02%    +3.85%    +1.27%    +0.44%    +0.62%    +2.55%    +4.47%    +4.80%    +2.26%    +0.10%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009


                                 (CALENDAR YEAR)


During the periods shown:

- Highest return for a calendar quarter was +1.53% (quarter ended Dec. 31, 2000)

- Lowest return for a calendar quarter was +0.02% (quarter ended Dec. 31, 2009)

 AVERAGE ANNUAL TOTAL RETURNS

(FOR PERIODS ENDED DEC. 31, 2009)          1 YEAR  5 YEARS  10 YEARS
RiverSource Cash Management Fund Class
A* shares                                  +0.10%   +2.82%   +2.62%


 * The returns shown are for Class A shares which are offered for sale under a separate prospectus. Class Z shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC


--------------------------------------------------------------------------------
                 RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS  5P

BUYING AND SELLING SHARES

With limited exceptions, Class Z shares are generally closed to new investors, and are available for purchase only to existing Class Z shareholders purchasing through exchanges from Class Z shares of Columbia Funds.

                                NONQUALIFIED ACCOUNTS  TAX QUALIFIED ACCOUNTS
Minimum Initial Investment              $2,000                 $1,000
Subsequent Investments                  $  100                 $  100*


 *  $50 for scheduled investment plans.

EXCHANGING OR SELLING SHARES

Your shares are redeemable -- they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may use one of the following methods to request an exchange or sale of shares.

BY MAIL: Mail your exchange or sale request to:

  Regular Mail: Columbia Funds, P.O. Box 8081, Boston MA 02266-8081

  Express Mail: Columbia Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021-2809

BY TELEPHONE OR WIRE TRANSFER: Call (800) 345-6611. A service fee may be charged against your account for each wire sent.

BY INTERNET: Call (800) 345-6611 for information on account trading restrictions and the special sign-up procedures required for online transactions.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.


--------------------------------------------------------------------------------
6P  RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

RiverSource Cash Management Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The Fund may invest more than 25% of its total assets in money market instruments issued by U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. The Fund's yield will vary from day-to-day.

The Fund restricts its investments to instruments that meet certain maturity and quality standards required by the U.S. Securities and Exchange Commission for money market funds. For example, the Fund:

  - Invests substantially in securities rated in the highest short-term rating category, or deemed of comparable quality by the investment manager (RiverSource Investments, LLC).

  - Limits its average portfolio maturity to ninety days or less.

  - Buys obligations with remaining maturities of 397 days or less.

  - Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

In pursuit of the Fund's objective, the investment manager chooses investments by:

  - Considering opportunities and risks given current interest rates and anticipated interest rates.

  - Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

  - The issuer's credit rating declines or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are


--------------------------------------------------------------------------------
                 RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS 7P down-graded until the investment manager believes it is advantageous to sell).

  - Political, economic, or other events could affect the issuer's performance.

  - The investment manager identifies a more attractive opportunity.

  - The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other money market funds.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

INDUSTRY CONCENTRATION RISK. Investments that are concentrated in a particular industry will make the Fund's portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

INTEREST RATE RISK. A rise in the overall level of interest rates may result in the decline in the prices of fixed income securities held by the Fund. The Fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. Falling interest rates may result in a decline in the Fund's income and yield (since the Fund must then invest in lower-yielding fixed income securities). Under certain circumstances, the yield decline could cause the Fund's net yield to be negative (such as when Fund expenses exceed income levels).

REINVESTMENT RISK. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.


--------------------------------------------------------------------------------
8P  RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on estimated expenses for the Fund's current fiscal year and are expressed as a percentage (expense ratio) of the Fund's estimated average net assets during the fiscal period. The expense ratios reflect current fee arrangements. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

From time to time, the investment manager and its affiliates may waive or absorb expenses of the Fund for the purpose of allowing the Fund to avoid a negative net yield or to increase the Fund's positive net yield. The Fund's yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice and, accordingly, any positive net yield resulting therefrom will cease.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risks of such strategies, see the Fund's SAI and its annual and semiannual reports.

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
                 RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS  9P

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Seligman funds and Threadneedle funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.


--------------------------------------------------------------------------------
10P  RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.29% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's annual shareholder report for the year ended July 31, 2009.


--------------------------------------------------------------------------------
                RIVERSOURCE CASH MANAGEMENT FUND -- 2010 CLASS Z PROSPECTUS  11P

BUYING AND SELLING SHARES

The Fund is available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. NOT ALL FINANCIAL INTERMEDIARIES OFFER THE FUND. FINANCIAL INTERMEDIARIES THAT OFFER THE FUND MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

DESCRIPTION OF CLASS Z SHARES

The Fund offers one class of shares in this prospectus: Class Z shares. The Fund also offers other classes of shares through a separate prospectus. Each share class has its own fee structure and eligibility requirements. The following summarizes the key features of the Class Z shares offered by this prospectus. Contact your financial intermediary or the Fund for more information.

                                                  CONTINGENT    DISTRIBUTION       PLAN
                                     INITIAL    DEFERRED SALES     AND/OR     ADMINISTRATION
                 AVAILABILITY(a)  SALES CHARGE   CHARGE (CDSC)   SERVICE FEE   SERVICES FEE
Class Z               Limited to
                certain eligible
                      investors.       No.            No.            No.            No.


(a) See "Buying and Selling Shares, Class Z Eligible Investors" for more information on availability of Class Z shares and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.

CLASS Z ELIGIBLE INVESTORS

With limited exceptions, Class Z shares are generally closed to new investors, and are available for purchase only to existing Class Z shareholders purchasing through exchanges from Class Z shares of Columbia Funds. Class Z shares of the Fund may not be exchanged into other share classes of the Fund or other RiverSource, Seligman or Threadneedle funds in the fund family.


--------------------------------------------------------------------------------
S.1

In addition, for Class Z shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other investors not listed above.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund or the financial intermediary through which you are investing in the Fund may not be able to open an account for you. If the Fund or the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the Fund or an authorized financial intermediary.

You may establish and maintain your account with an authorized financial intermediary or directly with the Fund. The Fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the Fund will be supported by the Fund's transfer agent.

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class Z shares.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS  The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL You or the financial intermediary through which you buy shares may establish an account with the Fund. To establish an account in this fashion, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling (800) 345-6611. Please include your written exchange instructions containing your name and appropriate account number.


--------------------------------------------------------------------------------
                                                                             S.2

BY MAIL (CONT.)


                   Mail your written exchange instructions and completed application to:

                   REGULAR MAIL COLUMBIA FUNDS
                                P.O. BOX 8081
                                BOSTON, MA 02266-8081

                   EXPRESS MAIL COLUMBIA FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

--------------------------------------------------------------------------------

BY PHONE Call (800) 345-6611 or send signed written instructions to the address above.

--------------------------------------------------------------------------------

BY INTERNET        If you have an account established, contact Columbia Funds at
                   (800) 345-6611 for information on account trading restrictions and the special sign-up procedures required for online transactions. The Fund's transfer agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- CLASS Z

                                   NONQUALIFIED ACCOUNTS  TAX QUALIFIED ACCOUNTS
Initial investment                         $2,000                 $1,000
Subsequent investments                     $  100                 $  100*
Account balance**                          $1,000                   None


 *  $50 for scheduled investment plans.
** If your Fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The Fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.


--------------------------------------------------------------------------------
S.3

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund. If your account was established with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS  You can exchange or sell shares by having your financial intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL COLUMBIA FUNDS
                                P.O. BOX 8081
                                BOSTON, MA 02266-8081

                   EXPRESS MAIL COLUMBIA FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   Include in your letter:

                   -  your name
                   -  the name of the fund(s)
                   -  your account number
                   -  the class of shares to be exchanged or sold
                   - your Social Security number or Employer Identification number
                   - the dollar amount or number of shares you want to exchange or sell
                   - specific instructions regarding delivery or exchange destination
                   -  signature(s) of registered account owner(s)
                   - any special documents the transfer agent may require in order to process your order


--------------------------------------------------------------------------------
                                                                             S.4

BY MAIL (CONT.)


                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   -  Amount is over $50,000.
                   - You want your check made payable to someone other than the registered account owner(s).
                   - Your address of record has changed within the last 30 days.
                   - You want the check mailed to an address other than the address of record.
                   -  You want the proceeds sent to a bank account not on file.
                   - You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                   Note: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.


--------------------------------------------------------------------------------

BY TELEPHONE       Call (800) 345-6611. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges
                   NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $50,000 per day.



--------------------------------------------------------------------------------
S.5

BY WIRE OR ACH     You can wire money from your Fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (800) 345-6611 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.

                   Minimum amount:

                   by ACH: $100

                   by wire: $500

                   Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY INTERNET        Contact Columbia Funds at (800) 345-6611 for information on account trading restrictions and the special sign-up procedures required for online transactions. The Fund's transfer agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

                   You may sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

--------------------------------------------------------------------------------

BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.6

EXCHANGES

Generally, you may exchange your Fund shares for shares of the same class of any publicly offered Columbia Fund without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

SHORT-TERM OR EXCESSIVE TRADING

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS. FUNDS THAT INVEST IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS.

The Fund is a money market fund and seeks to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund does not monitor or limit shareholder purchases and redemptions of Fund shares. However, the Fund's policies and procedures do provide the Fund with the right to reject any purchase orders by any investor for any reason, including orders that appear to be associated with market timing activities.

Other exchange policies:

- Exchanges must be made into the same class of shares of the share class being exchanged out of.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases, unless a waiver applies.

- Once the Fund receives your exchange request, you cannot cancel it after the market closes.

- Shares of the purchased Fund may not be used on the same day for another exchange or sale.


--------------------------------------------------------------------------------
S.7

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

PRICING AND VALUING OF FUND SHARES

The public offering price is the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the Fund. This may include, for example, providing the Fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


--------------------------------------------------------------------------------
                                                                             S.8

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by the Fund, it is unlikely the Fund will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the Fund's distributions exceed its current and accumulated earnings and profits, that portion of the Fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable. For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).


--------------------------------------------------------------------------------
S.9

Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial intermediary to determine the availability of the Fund. The Fund may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the Fund. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE FUND. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Fund. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses of the Fund" in the Summary of the Fund section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the Fund.

See "Other Investment Strategies and Risks" for the Fund's policy regarding directed brokerage.


--------------------------------------------------------------------------------
                                                                            S.10

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Fund. The Fund pays the transfer agent a fee, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses of the Fund" in the Summary of the Fund section of this prospectus. RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedule for the transfer agent agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the Fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell Fund shares and provide services to their clients who are shareholders of the Fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the Fund or Fund shareholders for the purchase or ownership of Fund shares of the Fund, and these payments are not reflected in the fees and expenses of the Fund, as they are not paid by the Fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the Fund within the financial intermediary's organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary's registered representatives or preferred access to the financial intermediary's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary's pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the Fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In

--------------------------------------------------------------------------------
S.11
addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the Fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the Fund may obtain within the financial intermediary, and the access the distributor or other representatives of the Fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of Fund assets owned through the financial intermediary and/or as a percentage of Fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its registered representatives for effecting transactions in the Fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the Fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the Fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate

--------------------------------------------------------------------------------
                                                                            S.12
by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the Fund has been authorized directly or indirectly by the distributor to sell the Fund and/or to provide services to you as a shareholder of the Fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to Fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the Fund, please contact your financial intermediary. The SAI contains additional detail regarding payments made by the distributor to financial intermediaries.

The payments described in this section are in addition to fees paid by the Fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of Fund shares and the servicing of Fund shareholders, or paid by the Fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the Fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.


--------------------------------------------------------------------------------
S.13

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                                                                            S.14

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or to make a shareholder inquiry, contact Columbia Funds (through the address or phone number listed below) or your financial intermediary.

Columbia Funds
P.O. Box 8081
Boston, MA 02266-8081
(800) 345-6611

Free copies of the Fund's SAI, annual report and semiannual report are also available at riversource.com/funds.

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-2591

(RIVERSOURCE INVESTMENTS LOGO)                                S-6548-99 A (4/10)